Processor Tower, Water Cooling Equipment and Incinerator


5:02PM

Installation of Water Treatment Equipment, Piping and Membranes


V SEP
1 4:57PM

KFx

Erecting Steel Conveyor Supports and Installing Conveyors



1 5:03PM

Preparing Foundation for 14,400 ton – 210 ft. Coal Silo (Largest in the PRB Basin)


29 2:46PM

KFx

Preparing Foundation Slip Forms for ~3,000 cubic yards of Concrete for 14,400 ton – 210 ft. Coal Silo


1 5:12PM

Removing Overburden (Dirt) to Expose Coal Seam for Mining in the KFx Pit



2 1:05PM

KFx

Exposed Upper Coal Seam in the KFx Pit


1 5:19PM

KFx